Goodwill	12 Months Ended
Dec. 31, 2017
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill
8.	GOODWILL

Goodwill allocated to reportable segments as of December 31, 2017 and 2016 and changes in the carrying amount of goodwill during the years ended December 31, 2017 and 2016 are as follows:

	Automotive and Discrete Group (ADG)	Microcontrollers and Digital ICs Group (MDG)	Analog, MEMS & Sensors Group (AMS)	Others	Total
December 31, 2015	—	74	2	—	76
Business combination	—	42	—	—	42
Foreign currency translation	—	(2)	—	—	(2)

December 31, 2016	—	114	2	—	116

Foreign currency translation	—	7	—	—	7

December 31, 2017	—	121	2	—	123

The segment reallocation as described in Note 26 did not impact goodwill.

As described in Note 7, the acquisition of ams’s NFC and RFID Reader business resulted in the recognition of a $42 million goodwill which has been included in the MDG segment to align the goodwill for the acquired businesses with the segment for which their activities will be reported.

During the third quarter of 2017, the Company performed its annual impairment campaign. The Company did not elect to perform a qualitative assessment. The impairment test was conducted following a two-step process. In the first step, the Company compared the fair value of the reporting unit tested to its carrying value. Based upon the first step of the goodwill impairment test, no impairment was recorded since the fair value of the reporting unit exceeded its carrying value.

Goodwill as at December 31, 2017 and 2016 is net of accumulated impairment losses of $102 million, of which $96 million relates to the MDG segment and $6 million to Others. In 2017, 2016 and 2015, no impairment loss was recorded by the Company on any of its reporting units’ goodwill.